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                                                       EXHIBIT 10.30 PAGE 1 OF 1

                                     RELEASE
                                     -------

      FOR AND IN CONSIDERATION of the issuance by ADVANCED MEDIA, INC., a Delaware corporation ("Advanced Media") to Montmelian Investisements Limited, an offshore corporation (releasor) of 1,000,000 shares of common stock, par value $.0001 per share (the "Common Stock") of Advanced Media, the receipt and adequacy of which is hereby acknowledged, the undersigned releasor, for itself and on behalf of its present and former officers, directors, agents, employees, representatives, trustees, affiliates, parents, stockholders, subsidiaries, general and limited partners, members, heirs, attorneys, accountants and financial advisors and their respective successors, assigns, hereby fully, finally and forever waives, remits, releases and discharges Advanced Media, its present and former officers, directors, agents, employees, representatives, trustees, affiliates, parents, stockholders, subsidiaries, general and limited partners, members, heirs, attorneys, accountants and financial advisors and their respective successors and assigns, of and from any and all manner of action, claims, liens, demands, liabilities, causes of action, charges, complaints, suits (judicial, administrative, or otherwise), damages, debts, demands, obligations of any other nature, past or present, known or unknown, suspected or unsuspected, whether in law or in equity, whether direct, indirect or derivative, whether fixed or contingent, whether founded upon contract (expressed or implied), tort, statute or regulation (State, Federal or local), common law and/or any other theory or basis, from the beginning of the world to the date hereof, including, but not limited to, any claim that Releasor has asserted, now asserts or could have asserted in respect of a finder's or other fee pursuant to that certain letter agreement between Advanced Media and Releasor dated June 6, 1995.

            This release shall be governed by and construed in accordance with the laws of the United States of America and the laws of the State of New York applicable to contracts to be performed entirely within such state.

            IN WITNESS WHEREOF, the undersigned Releasor has executed this Release as of this 1st day of August, 1996.

                                    MONTMELIAN INVESTISEMENTS
                                    LIMITED


                                    /s/ Emmanuel Vernet
                                    ---------------------
                                    By: Emmanuel Vernet
                                    Its: Director

Sworn to before me this
1st day of August, 1996


----------------------------
Notary Public

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